Q12020 Results April 2020 1

SAFE HARBOR STATEMENT Forward Looking Statements In addition to historical information, this earnings presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on March 16, 2020, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law. Non-GAAP Financial Measures This presentation contains various non-GAAP financial measures, including adjusted EBITDA, adjusted net income, and adjusted EPS. These non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these non-GAAP financial measures assists investors in evaluating our historical and expected operating performance. However, because these are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income. See the Appendix for a reconciliation of the non-GAAP financial measures used herein to the most directly comparable GAAP measure. 2

FIRST QUARTER 2020 REVIEW • Q1 2020 net revenue of $185.7 million, compared to $38.4 million in Q1 2019 • Q1 2020 net income of $77.3 million, compared to net loss of $(28.4) million in Q1 2019 • Q1 2020 adjusted EBITDA of $114.4 million, compared to a loss of $(23.5) million in Q1 2019 • A quarter of exceptionally high volatility caused by economic concerns over COVID-19 which drove Retail performance: • ADV of $11.7bn, up 52% compared to Q1 2019 • RPM of $231, a quarterly record • Trailing 3-month direct active accounts increased 25% over prior year to 87,349, a record since reporting of this metric commenced • Acquisition by INTL FCStone Inc. remains on track to complete during the 3rd quarter of 2020 3

GAIN CAPITAL

ORGANIC EFFORTS ARE SHOWING RESULTS


New Direct Accounts[1]
Increased 68% y/y and 38% q/q
60,000
50,000
40,000
30,000
20,000
10,000
0
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20


Direct Volume per Active
Increased 24 % y/y and 50% q/q
$ (Millions)
10
8
6
4
2
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Direct Volume per Active
GVIX


Three Month Trailing Active Accounts
Direct Actives increased 25% y/y and 20% q/q
100,000
80,000
60,000
40,000
20,000
0
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Direct
Indirect
GVIX


Total Volume
Direct Vol increased 56% y/y and 80% q/q
$1,000
$800
$600
$400
$200
$
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Volume (Direct)
Volume (Indirect)
GVIX

- Retail marketing spend down 9% QoQ.
- Three month trailing active accounts up 20% QoQ and 25% YoY driven by heightened market volatility and marketing efficiency
- Direct volume increased 80% q/q and 56% y/y due to increase in volatility (GVIX up 153% y/y)

1. New direct accounts are defined as organically acquired clients that opened an account during the corresponding period. By definition this figure will exclude the FXCM clients that were inorganically acquired in February 2017.
2. GVIX, GAIN's volatility indicator, is a metric calculated daily by volume weighting the 5-Day % average true ranges (ATR) of 6 of our major products (Dax, EUR/USD, GBP/USD, USD/JPY, Dow and Gold). The volume weights are based on the relative monthly volumes across these 6 markets.

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ORGANIC GROWTH INITIATIVES Direct Active Accounts1 New Direct Accounts and Marketing Spend 80,000 Direct actives up 21% vs Q4’19 2.5% New Direct accounts up 68% YoY, Marketing spend down 29% YoY 60,000 $14.m 2.0% 50,000 $12.m 60,000 $10.m 40,000 1.5% $8.m 40,000 30,000 1.0% $6.m 20,000 20,000 $4.m 0.5% 10,000 $2.m 0 0.0% 0 $.m Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Direct Actives GVIX New Direct Accounts Direct Spend (City Index + FOREX.com) GVIX • Trailing 3-month direct active accounts have increased driven • Steady growth in New Direct Accounts driving growth in by heightened market volatility and steady acquisition of new Direct Actives driven by market conditions and continuous clients through 2019. optimisation of Marketing spend. 1. Excludes acquired FXCM US accounts as these accounts are not impacted by increased marketing spend and are only expected to decrease 5

2020 Q1 EXCEPTIONAL MARKET CONDITIONS VIX1 CVIX2 90 82.7 18 16.4 80 16 70 14 60 12 50 10 40 8 30 6 20 10 4 0 2 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 After multi-year lows in 2019, Q1 2020 experienced extraordinary spikes in volatility, driven by the COVID-19 outbreak and its economic impact, specifically in equity markets : • VIX closed at a record high of 82.7 on Mar 16 2020 which surpassed the previous peak of 80.9 on Nov 20 2008 • Average VIX during March was 57.7 compared with the Q1’20 average of 31.2, and March 2019 average of 14.5 • CVIX also recorded multi-year highs during Q1’20 • CVIX peaked at 16.4 during March, levels not observed since the global financial crisis 1. Chicago Board Options Exchange Volatility Index 2. Deutsche Bank Currency Volatility Index 6

Financial Review 7

GAIN | CAPITAL

KEY FINANCIAL RESULTS & OPERATING METRICS

	Three Months Ended March 31, 2020		Three Months Ended March 31, 2019		$ Change
Net revenue	$	185.7	$	38.4	$ 147.3
Operating expenses[3]		(71.3)		(61.9)	(9.4)
Adjusted EBITDA[1]	**$**	**114.4**	**$**	**(23.5)**	**$ 137.9**
Adjusted EBITDA margin %		*62%*		*(61)%*	*123%*
Net income/(loss)	$	77.3	$	(28.4)	$ 105.7
Adjusted net income/(loss)[1]	$	78.6	$	(28.4)	$ 107.0
GAAP diluted EPS	$	2.06	$	(0.76)	$ 2.82
Adjusted diluted EPS[1]	$	2.09	$	(0.76)	$ 2.85
Operating Metrics[2]					
Retail OTC ADV (bns)	$	11.7	$	7.7	$ 4.0
Retail RPM	$	231	$	50	$ 181
Avg. daily futures contracts		32,949		28,785	4,164
Futures RPC	$	4.59	$	4.55	$ 0.04

- Market conditions had a significant impact upon financial performance in the quarter, a total contrast to those of a year ago
- Net revenue of $185.7 million versus prior year's $38.4 million
- Net income of $77.3 million against prior year's loss of $(28.4) million
- Adjusted EBITDA of $114.4 million compared to prior year's loss of $(23.5) million
- EPS of $2.06 with adjusted EPS of $2.09
- Quarterly dividend of $0.06 per share approved
  - Record date: June 23, 2020
  - Payment date: June 26, 2020

Note: Dollars in millions, except per share data. Columns may not add due to rounding.
(1) This is a non-GAAP financial measure. Please see the appendix to this presentation for a reconciliation to the corresponding GAAP financial measure.
(2) Definitions for operating metrics are available in the appendix to this presentation.
(3) Operating Expenses excludes Depreciation and Amortization, Purchased Intangible Amortization, and certain one-off costs.

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OPERATING SEGMENT RESULTS: RETAIL

Retail Financial & Operating Results						
	Three Months Ended March 31,					
	2020		2019		TTM 3/31/20	
Trading revenue	$	173.1	$	24.3	$	326.5
Other retail revenue		3.2		3.9		15.9
Total revenue	**$**	**176.3**	**$**	**28.2**	**$**	**342.4**
Employee compensation and benefits		14.4		13.0		51.0
Selling and marketing		6.9		10.0		34.5
Referral fees		9.5		4.4		23.3
Other operating expenses		22.1		18.2		72.6
Segment profit/(loss)	**$**	**123.4**	**$**	**(17.4)**	**$**	**161.0**
Margin %		*70%*		*(62%)*		*47%*
Operating Metrics						
ADV (bns)	$	11.7	$	7.7	$	8.1
12 month trailing active OTC accounts		132,841		120,641		132,841
Client assets	$	597.1	$	652.6	$	597.1
RPM	$	231	$	50	$	155

- Market conditions saw quarterly ADV increase 52% year-over-year to $11.7 billion
- RPM of $231 for the quarter, well above our long-term expectation, and above Q1'19 RPM of $50, due to market conditions
- Combined impact of ADV and RPM saw Q1'20 total retail revenue increase 525% year-over-year
- Marketing investment down 31% for the first three months of 2020 as compared to prior year period
- Overheads[1] for the quarter up 17% compared to prior year driven by variable component

1. Overheads defined as employee compensation and benefits plus other operating expenses.
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

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OPERATING SEGMENT RESULTS: FUTURES Futures Financial & Operating Results Three Months Ended March 31, • Futures average daily contracts were up 14% to 2020 2019 TTM 3/31/20 32,949 during Q1'20 Trading revenue $ 9.4 $ 8.0 $ 36.2 Other futures revenue 0.8 1.4 4.3 Total revenue $ 10.2 $ 9.4 $ 40.5 • Revenue per contract increased slightly to $4.59 due to a shift in product mix Employee compensation and benefits 2.9 2.2 10.2 Selling and marketing 0.2 0.3 0.8 1 Referral fees 3.0 2.7 11.4 • Overheads for the quarter were 11% higher over Other operating expenses 3.1 3.2 12.5 the prior year period caused by variable Segment Profit $ 0.9 $ 1.1 $ 5.5 Margin % 8% 11% 14% component Operating Metrics • Quarter profit margin decreased slightly to 8%, Avg. daily contracts 32,949 28,785 30,086 due to impact of Fed rate reductions on interest 12 month trailing active futures accounts 7,146 7,387 7,146 income Client assets $ 188.1 $ 217.1 $ 188.1 Revenue/contract $ 4.59 $ 4.55 $ 4.75 ◦ Trading revenue increased $1.4 million ◦ Operating expenses increased $0.8 million Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 10

Appendix 11

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS Three Months Ended March 31, 2020 2019 REVENUE Retail revenue $ 173.1 $ 24.3 Futures revenue 9.4 8.0 Other revenue 1.0 2.5 Total non-interest revenue 183.4 34.8 Interest revenue 2.7 4.3 Interest expense 0.5 0.6 Total net interest revenue 2.3 3.7 Net revenue $ 185.7$ 38.4 EXPENSES Employee compensation and benefits $ 24.2 $ 20.3 Selling and marketing 7.1 10.2 Referral fees 12.5 7.1 Trading expenses 4.9 5.5 General and administrative 13.8 12.8 Depreciation and amortization 4.3 4.3 Purchased intangible amortization 1.8 3.3 Communications and technology 4.5 5.7 Bad debt provision 4.2 0.4 Restructuring expenses 1.4 0.0 Transaction costs 1.0 0.0 Total operating expenses $ 79.9$ 69.5 OPERATING PROFIT/(LOSS) 105.8 (31.1) Interest expense on long term borrowings 3.4 3.3 INCOME/(LOSS) BEFORE INCOME TAX 102.4 (34.4) Income tax expense/(benefit) 25.1 (6.1) NET INCOME/(LOSS) $ 77.3 $ (28.4) Note: Dollars in millions, except share and per share data. Columns may not add due to rounding. (1) Total shares outstanding at March 31, 2020 was 37,787,196 12

CONDENSED CONSOLIDATED BALANCE SHEET As of 3/31/2020 12/31/2019 ASSETS: Cash and cash equivalents $ 293.3 $ 190.1 Cash and securities held for customers 785.2 929.3 Receivables from brokers 53.1 112.3 Property and equipment, net 29.1 30.6 Intangible assets, net 21.2 24.2 Other assets 50.0 64.0 Totalassets $ 1,231.8$ 1,350.4 LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to customers $ 785.2 $ 929.3 Payables to brokers 5.9 0.0 Accrued compensation and benefits 6.4 5.5 Accrued expenses and other liabilities 45.0 43.1 Income tax payable 11.8 0.6 Convertible senior notes 80.3 137.2 Total liabilities $ 934.7 $ 1,115.7 Shareholders' Equity 297.1 234.7 Totalliabilitiesandshareholders'equity $ 1,231.8 $ 1,350.4 Note: Dollars in millions. Columns may not add due to rounding. 13

LIQUIDITY Q1 2020 Q4 2019 Q3 2019 Q2 2019 TTM Cash and Cash Equivalents Prior Period $ 190.1 $ 200.7 $ 208.5 $ 218.0 $ 218.0 Adjusted EBITDA $ 114.4 $ (0.2) $ 6.0 $ 13.0 $ 133.2 Capital expenditures (4.2) (4.4) (4.8) (4.0) (17.4) Tax and convertible interest (4.1) (1.8) (4.3) (2.5) (12.7) Dividends, buybacks and convertible principal (60.8) (3.7) (2.2) (5.0) (71.7) Receivables from brokers 59.2 (4.5) 3.2 (12.2) 45.7 Working capital (1.3) 4.0 (5.7) 1.2 (1.8) Total Cash Inflow/(Outflow) $ 103.2$ (10.6)$ (7.8)$ (9.5) $ 75.3 Cash and Cash Equivalents Current Period $ 293.3 $ 190.1 $ 200.7 $ 208.5 $ 293.3 Note: Dollars in millions. Columns may not add due to rounding. 14

GROUP ADJUSTED EBITDA & ADJUSTED NET INCOME Three Months Ended March 31, 2020 2019 Net revenue $ 185.7 $ 38.4 Operating expenses: Employee compensation and benefits $ 24.2 $ 20.3 Selling and marketing 7.1 10.2 Referral fees 12.5 7.1 Trading expenses 4.9 5.5 General and administrative 13.8 12.8 Communication and technology 4.5 5.7 Bad debt provision 4.2 0.4 Total operating expenses 71.3 61.9 Adjusted EBITDA $ 114.4$ (23.5) Margin % 62% (61)% Depreciation and amortization $ 4.3 $ 4.3 Purchased intangible amortization 1.8 3.3 Interest expense on long term borrowings 3.4 3.3 Adjusted Pre-Tax Income/(Loss) 104.9 (34.4) Adjusted income tax expense/(benefit) 26.3 (6.1) Adjusted Net Income/(Loss) $ 78.6 $ (28.4) Note: Dollars in millions. Columns may not add due to rounding. 15

ADJUSTED EBITDA & MARGIN RECONCILIATION Three Months Ended March 31, 2020 2019 Net revenue $ 185.7 $ 38.4 Net income/(loss) 77.3 (28.4) Net income/(loss) Margin % 42% (74)% Net income/(loss) $ 77.3 $ (28.4) Depreciation and amortization 4.3 4.3 Purchase intangible amortization 1.8 3.3 Interest expense on long term borrowings 3.4 3.3 Income tax expense/(benefit) 25.1 (6.1) Restructuring expenses 1.4 0.0 Transaction costs 1.0 0.0 Adjusted EBITDA $ 114.4 $ (23.5) Adjusted EBITDA Margin %(1) 62% (61)% Note: Dollars in millions. Columns may not add due to rounding. (1) Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by net revenue. 16

ADJUSTED NET INCOME AND EPS RECONCILIATION Three Months Ended March 31, 2020 2019 Net income/(loss) $ 77.3 $ (28.4) Income tax expense/(benefit) 25.1 (6.1) Pre-tax income/(loss) $ 102.4$ (34.4) Adjustments: Restructuring expenses 1.4 0.0 Transaction costs 1.0 0.0 Adjusted pre-tax income/(loss) 104.9 (34.4) Adjusted income tax (1) 26.3 (6.1) Adjusted net income/(loss) $ 78.6 $ (28.4) Adjusted earnings/(loss) per Common Share: Basic $ 2.09$ (0.76) Diluted $ 2.09 $ (0.76) Weighted average common shares outstanding used in computing adjusted earnings/(loss) per common share: (2) Basic 37,554,579 37,525,073 Diluted 37,585,806 37,525,073 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The company’s forecast tax rate reconciliation is included in this presentation. 17 (2) Total shares outstanding at March 31, 2020 was 37,787,196

ADJUSTED INCOME TAX (EXPENSE)/BENEFIT RECONCILIATION Three Months Ended March 31, 2020 2019 GAAP pre-tax income/(loss) $ 102.4$ (34.4) GAAP tax rate 24.5% 17.6% Initial adjusted tax expense/(benefit) 25.1 (6.1) Tax law changes 0.7 0.0 One off adjustments 0.5 0.0 Adjusted tax expense/(benefit) $ 26.3$ (6.1) Adjusted pre-tax income/(loss) $ 104.9$ (34.4) Adjusted tax rate 25.0% 17.6% Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. 18

EPS COMPUTATION Three Months Ended March 31, 2020 2019 Net income/(loss) $ 77.3 $ (28.4) Earnings/(loss) per common share Basic earnings/(loss) $ 2.06 $ (0.76) Diluted earnings/(loss) $ 2.06 $ (0.76) Weighted average common shares outstanding used in computing earnings/(loss) per common share:(1) Basic 37,554,579 37,525,073 Diluted 37,585,806 37,525,073 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) Total shares outstanding at March 31, 2020 was 37,787,196 19

RECONCILIATION OF SEGMENT PROFIT TO INCOME BEFORE INCOME TAX EXPENSE Three Months Ended March 31, 2020 2019 Retail segment $ 123.4 $ (17.4) Futures segment 0.9 1.1 Corporate and other (9.9) (7.2) Segment profit/(loss) $ 114.4$ (23.5) Depreciation and amortization 4.3 4.3 Purchased intangible amortization 1.8 3.3 Restructuring expense 1.4 0.0 Transaction costs 1.0 0.0 Operating profit/(loss) $ 105.8 $ (31.1) Interest expense on long term borrowings 3.4 3.3 Income/(loss) before income tax expense/(benefit) $ 102.4 $ (34.4) Note: Dollars in millions. Columns may not add due to rounding. 20

RETAIL REVENUE PER MILLION 21

OPERATING SEGMENT RESULTS: CORPORATE & OTHER Corporate & Other Financial & Operating Results Three Months Ended March 31, 2020 2019 TTM 3/31/20 (Loss)/revenue $ (0.7) $ 0.9 $ (1.7) Employee compensation and benefits 6.9 5.1 20.8 Other operating expenses 2.2 2.9 10.9 Loss $ (9.9)$ (7.2)$ (33.5) Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 22

QUARTERLY OPERATING METRICS Three Months Ended, Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Retail Segment OTC Trading Volume (1)(2) $ 487.3 $ 464.3 $ 463.1 $ 428.3 $ 748.7 OTC Average Daily Volume $ 7.7 $ 7.1 $ 7.0 $ 6.6 $ 11.7 12 Month Trailing Active OTC Accounts (3) 120,641 118,320 118,751 122,532 132,841 3 Month Trailing Active OTC Accounts (3) 70,051 69,556 72,909 72,916 87,349 Futures Segment Number of Futures Contracts 1,755,873 1,978,251 2,041,253 1,549,323 2,042,824 Futures Average Daily Contracts 28,785 31,401 31,895 24,208 32,949 12 Month Trailing Active Futures Accounts (3) 7,387 7,406 7,406 7,019 7,146 1 US dollar equivalent of notional amounts traded. 2 For Q1 2020, indirect volume represented 21% of total retail OTC trading volume. 3 Accounts that executed a transaction during the relevant period. Note: Retail volumes in billions. Definitions for all operating metrics are available elsewhere in this presentation. 23

OPERATING METRICS 24

DEFINITION OF METRICS • Active Accounts: Accounts that executed a transaction during the period • Trading Volume: Represents the U.S. dollar equivalent of notional amounts traded • Customer Assets: Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions 25